SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                  FORM 8-K/A


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       DATE OF REPORT: OCTOBER 23, 1997
                       --------------------------------



                         AMERICAN BINGO & GAMING CORP.
                         -----------------------------
       (Exact name of small business issuer as specified in its charter)


           DELAWARE                    1-13530                  74-2723809
           --------                    -------                  ----------
(State or other jurisdiction of       Commission              (I.R.S. Employer
incorporation or organization)        File Number          Identification No.)


           515 CONGRESS AVENUE, SUITE 1200,  AUSTIN, TEXAS     78701
           -----------------------------------------------     -----
                   (Address of principal executive offices)

                                (512) 472-2041
                                --------------
                        (Registrant's telephone number)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
--------------------------------------------------

LUCKY  4  ACQUISITION
---------------------

On or about October 9, 1997, American Bingo & Gaming Corp. (the Company) entered into contracts to acquire Lucky 4 Inc. (Lucky 4), Southern Sport II (Southern), and V&A Amusement, LC (V&A), all South Carolina corporations engaged in the video gaming machine business. These acquisitions were retroactive to July 1, 1997.

These acquisitions will be consummated in stock-for-stock exchanges, with American Bingo exchanging approximately 286,000 of its common shares for 100% of all outstanding shares of Lucky 4, Southern and V&A. The Company believes that the value of this consideration is approximately three to four times the expected annual cash flows of these corporations. There is no cash consideration involved in any of these acquisitions.

The Company will acquire all of the assets used in these businesses, including equipment, machinery, real property, fixtures, leasehold interests, inventory, prepaid expenses, contractual and leasehold rights and all other tangible and intangible assets. The Company will likewise assume all liabilities related to these assets. The Company will continue to use all acquired assets in the gaming industry business.

The Company intends to account for these acquisitions as a pooling, assuming that the transactions qualify; otherwise, these transactions will be accounted for as purchases. If the transactions are treated as a purchase, the Company will value this acquisition at the current fair market value of its issued securities, less a discount for lack of marketability, pursuant to a three-year Company lock-up on the sale of the securities.

The Lucky 4 acquisition involves consideration in excess of 10% of the Company's total assets. The Southern and V&A acquisitions involve consideration of less than 10% of the Company's total assets. As such, attached are Lucky 4 financial statements and exhibits.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
----------------------------------------------

a) Annexed as Exhibit A are Lucky 4's audited financial statements for the nine-month period ended September 22, 1997 and year ended December 31, 1996.

b) Annexed as Exhibit B are the Company's Pro-Forma condensed balance sheet and statement of operating and explanatory notes, giving effect to the combined accounts of the Company and Lucky 4 as required by the instructions to Form 8-K.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN BINGO & GAMING CORP. (Registrant)
December  22,  1997                 By:  /s/  Greg  Wilson
                                         -----------------
                                    Greg Wilson, Principal Executive Officer


                                                LUCKY 4


                                               I N D E X
                                               ---------




                                                                                              Page No.
                                                                                              --------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT. . . . . . . . . . . . . . . . . . . . . .         2


LUCKY 4 FINANCIAL STATEMENTS:
--------------------------------------------------------------------------------------------


Balance Sheets as of September 22, 1997 and December 31, 1996. . . . . . . . . . . . . . . .         3


Statements of Operations For the Nine-Month Period Ended September 22, 1997 and
  Year Ended December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         4


Statements of Partner's Equity For the Nine-Month Period Ended September 22, 1997 and
   Year Ended December 31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5


Statements of Cash Flows For the Nine-Month Period Ended September 22, 1997 and
  Year Ended December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         6


Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7-8







AMERICAN BINGO & GAMING CORP. and LUCKY 4
UNAUDITED PRO-FORMA FINANCIAL  STATEMENTS:
--------------------------------------------------------------------------------------------



Introductory Paragraph . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9


Consolidated Balance Sheet as of September 30, 1997. . . . . . . . . . . . . . . . . . . . .        10


Consolidated Statements of Operations For the Nine-Month Period Ended September 30, 1997 and
  Year Ended December 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11-12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
               -------------------------------------------------



To  the  Board  of  Directors  of
American  Bingo  and  Gaming  Corp.


I have audited the accompanying balance sheet of LUCKY 4, a partnership, as of September 22, 1997, and the related statements of operations, partner's equity, and cash flows for the nine months then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material aspects, the financial position of Lucky 4, a Partnership, as of September 22, 1997 and the results of its operations and its cash flows for the nine months then ended in conformity with generally accepted accounting principles.




                             /S/ WALTER C. WRIGHT, CPA
                                 ---------------------
                                 WALTER C. WRIGHT, CPA



WALTER C. WRIGHT, CPA, PC
Augusta,  Georgia
December  12,  1997




                                      LUCKY 4

                                  BALANCE SHEETS




                                           September 22, 1997   December 31, 1996
                                          --------------------  ------------------
                                              (Unaudited)
ASSETS
----------------------------------------

Current assets:

  Cash and cash equivalents               $             24,196  $            1,972
                                          --------------------  ------------------

Total current assets                                    24,196               1,972


Property and equipment at cost, net of
  accumulated depreciation (Note 2)                     36,521              26,498


Total assets                              $             60,717  $           28,470
                                          ====================  ==================



LIABILITIES AND PARTNER'S EQUITY
----------------------------------------


Current liabilities:

  Accounts payable and accrued expenses   $              2,043              10,623
                                          --------------------  ------------------

Total current liabilities                                2,043              10,623


Note payable - net of current portion                      ---               5,000


Partner's equity                                        58,674              12,847


Total liabilities and partner's equity    $             60,717  $           29,470
                                          ====================  ==================


                        See notes to financial statements.




                                     LUCKY 4

                            STATEMENTS OF OPERATIONS



                                       For the Nine-Month    For the Year Ended
                                          Period Ended       December 31, 1996
                                                            --------------------
                                       September 22, 1997       (Unaudited)
                                      --------------------

Revenues                              $         1,261,419   $           693,496


Cost of Revenues (Note 3)                         574,015               411,674
                                      --------------------  --------------------


Gross Profit                                      687,404               281,822


General and Administrative Expenses               486,406               266,415
                                      --------------------  --------------------


Operating Income                                  200,998                15,407
                                      --------------------  --------------------

Other income (Expense):
------------------------------------
  Miscellaneous Income                              8,799                (2,635)
  Interest income                                     ---                    75
  Theft Loss / Penalties                           (2,452)             --------
                                      --------------------  --------------------


Net income                            $           207,345   $            12,847
                                      ====================  ====================





                       See notes to financial statements.




                                     LUCKY 4

                         STATEMENTS OF PARTNER'S EQUITY



                                       For the Nine-Month    For the Year Ended
                                          Period Ended       December 31, 1996
                                                            --------------------
                                       September 22, 1997       (Unaudited)
                                      --------------------

Balance at beginning of period
   As Previously Reported             $            12,847   $                  0


Adjustments to GAAP from Other
   Comprehensive Basis of Accounting              (14,050)                   ---
                                      --------------------  --------------------


Balance at beginning of period,
   As Restated                                     (1,203)  $                  0


Net income                                        207,345                 12,847


Partner's distributions                          (147,468)  $                  0
                                      --------------------  --------------------



Balance at end of period              $            58,674   $             12,847
                                      ====================  ====================


                       See notes to financial statements.




                                             LUCKY 4

                                     STATEMENTS OF CASH FLOWS



                                                        For the Nine-Month    For the Year Ended
                                                           Period Ended       December 31, 1996
                                                                             --------------------
                                                        September 22, 1997       (Unaudited)
                                                       --------------------

Cash flows from operating activities:
-----------------------------------------------------

  Net income (loss)                                    $           207,345   $            12,847
                                                       --------------------  --------------------

  Adjustments to reconcile net income (loss) to
    net cash provided by operating activities:
      Depreciation                                                   1,791                 4,561
      Changes in accounts payable/other liabilities                (25,968)               15,624

Net cash provided by operating activities                          183,168                33,032
                                                       --------------------  --------------------


Cash flows from investing activities:
-----------------------------------------------------
  Capital expenditures                                              (8,476)              (31,060)
  Proceeds from sale of assets                                         ---                   ---

Net cash used in investing activities                               (8,476)              (31,060)
                                                       --------------------  --------------------


Cash flows from financing activities:
-----------------------------------------------------
  Payments on long-term debt                                        (5,000)                  ---
  Proceeds from long-term debt financing                               ---                   ---
  Partner distributions                                           (147,468)                  ---

Net cash used for financing activities:                           (152,468)                  ---
                                                       --------------------  --------------------


Net increase (decrease) in cash and cash equivalents                22,224                 1,972

Cash and cash equivalents, beginning                                 1,972                   ---
                                                       --------------------

Cash and cash equivalents, ending                      $            24,196   $             1,972
                                                       ====================  ====================



Supplemental Disclosures of Cash Flow Information:
-----------------------------------------------------

Cash payments for:

  Interest                                                             ---                   ---
  Income taxes                                                         ---                   ---


                                See notes to financial statements.




                                    LUCKY 4

                         NOTES TO FINANCIAL STATEMENTS

                   SEPTEMBER 22, 1997 AND DECEMBER 31, 1996


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

This summary of significant policies of Lucky 4, A Partnership, is presented to assist in understanding the partnership's financial statements. The financial statements and notes are representations of the Partnership's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.


     A.    Nature  of  Operations

     The Partnership leases video gaming machines and operates several video gaming machine locations in Aiken and Edgefield counties, South Carolina, under the names Lucky 4, Double 7's and Wild Cherry.

     B.    Cash  and  Cash  Equivalents

     The Partnership considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Partnership places it's cash investments with high quality financial institutions.

     C.    Use  of  Estimates

     The preparation of financial statements in conformity with generally accepted principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

     D.    Property  and  Equipment

     Leasehold improvements, furniture and equipment are carried at cost. Major additions are capitalized and depreciated. Maintenance and repairs which do not improve or extend the life of the respective assets are expensed. Gains and losses from the sale of fixed assets are included in income.

     The cost of equipment, furniture and fixtures is depreciated over the estimated useful lives of the assets of between five and seven years, listing using the straight-line method. Leasehold improvements are depreciated over forty years using the straight-line method.

     E.    Partnership  revenue

     Partnership revenue is the net win from gaming activities which is the difference between gaming wins and prize payouts. A percentage of the net win is paid to a provider of gaming machines and is recorded as an expense.

     F.    Income  Taxes

     No provision for income taxes is made since the Partnership is not a taxable entity under federal or state income tax provisions. However, the individual partners are taxed on their proportionate share of the partnership income.


                                    LUCKY 4

                         NOTES TO FINANCIAL STATEMENTS

                   SEPTEMBER 22, 1997 AND DECEMBER 31, 1996



NOTE  2  -  PROPERTY  AND  ACCUMULATED  DEPRECIATION

     Property  held  and  accumulated  depreciation at September 22, 1997, are
summarized          below:



                                September 22, 1997    December 31, 1996
                               --------------------  -------------------
                                                          (Unaudited)
Leasehold Improvements         $            27,708   $           27,107
Furniture / Fixtures                         3,953                3,952
Equipment                                    7,875                  ---
                               --------------------  -------------------

Total                          $            39,536   $           31,059


less Accumulated Depreciation               (3,015)              (4,561)


Net Property and Equipment     $            36,521   $           26,498
                               ====================  ===================


Depreciation  expense  for  the nine months ended September 22, 1997, totaled
$1,791.
Depreciation  expense  for  the year ended December 31, 1996, totaled $ 4,561.




NOTE  3  -          RELATED  PARTY  TRANSACTIONS

     The  Partnership  makes  use of participating gaming machines whereby the supplier of the machines, Palmetto Games, has a "handshake" agreement to provide the machines to the Partnership for a percentage of the Partnership's revenue. The participating fee paid during period ending September 22, 1997, was $ 574,015. Palmetto Games has also agreed to provide reimbursement for some general and administrative expenses. Payments to the Partnership during period ending September 22, 1997, totaled $ 141,397.


NOTE  4  -  SUBSEQUENT  EVENTS

On September 22, 1997, the Partnership undertook a Code Sec 351 tax-free transfer of partnership interests to a corporation resulting in the termination of the Partnership for tax purposes. In late September, 1997, Lucky 4, Inc., the surviving Corporation was acquired in a stock-for-stock transaction by American Bingo and Gaming Corp. (ABG) a public company engaged in the charitable bingo and gaming business. ABG exchanged 236,000 of its shares for 100% of Lucky 4, Inc. The market value of ABG shares at this time was approximately $ 1.6 million. There was no cash or other consideration in this transaction.








                AMERICAN BINGO & GAMING CORP. AND LUCKY 4, INC.

             UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS



INTRODUCTORY  PARAGRAPH


     In September of 1997 American Bingo & Gaming Corp. ("ABG") agreed to acquire Lucky 4, Inc., a gaming business in South Carolina. In October of 1997 this acquisition was closed in a stock-for-stock transaction. ABG's acquisition of Lucky 4 was accounted for as a pooling of interests.

     The pro-forma unaudited consolidated balance sheet at September 22, 1997 gives effect to the acquisition of Lucky 4 as if it had occurred on that date. The pro-forma unaudited statements of operations for the nine-month period ended September 22, 1997 and the year ended December 31, 1996 reflect the combined results of operations as if the acquisition had occurred on January 1, 1996, the year in which Lucky 4 was formed.

     The unaudited pro-forma consolidated financial information is not necessarily indicative of the results of operations that would have been reported had such events occurred on the dates specified, nor is it necessarily indicative of the future results of the consolidated entities. The unaudited consolidated pro forma financial statements should be read in conjunction with the historical financial statements of the Company.




                                AMERICAN BINGO & GAMING CORP. AND LUCKY 4, INC.
                                UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEETS
                                              SEPTEMBER 30, 1997



                                                          - Historical -            Pro-Forma
ASSETS                                            American Bingo   Lucky 4, Inc.   Adjustments   Consolidated
-----------------------------------------------  ----------------  --------------  -----------  --------------
Current assets:
  Cash and cash equivalents                      $     1,745,708   $       24,196               $   1,769,904
  Accounts receivable                                    329,544              ---                     329,544
  Notes receivable - current portion                     407,109              ---                     407,109
  Other current assets                                   368,752          -------                     368,752
                                                 ----------------  --------------               --------------

Total current assets                                   2,851,113           24,196                   2,875,309

Property and equipment-at cost, net of
  accumulated depreciation                             3,583,409           36,521                   3,619,930

Other assets:
Notes receivable - long term portion                     624,184              ---                     624,184
Intangible assets, net of accum. amortization          2,452,892              ---                   2,452,892
Licenses - net                                           578,534              ---                     578,534
Other - net                                              173,463              ---                     173,463
                                                 ----------------  --------------               --------------

Total other assets                                     3,829,073              ---                   3,829,073

Total Assets                                     $    10,263,595   $       60,717               $  10,324,312
                                                 ================  ==============               ==============


LIABILITIES AND STOCKHOLDERS' EQUITY
-----------------------------------------------

Current liabilities:
  Accounts payable and accrued expenses          $       172,992   $        2,043               $     175,035
  Notes payable - current portion                        442,210              ---                     442,210
  Lease obligations                                      182,054              ---                     182,054
                                                 ----------------  --------------               --------------

Total current liabilities                                797,256            2,043                     799,299

Long-term liabilities:
  Notes payable - net of current portion                 705,098              ---                     705,098
  Obligations under capital leases                       754,232              ---                     754,232
                                                 ----------------  --------------               --------------

Total long-term liabilities                            1,459,330              ---                   1,459,330

Commitments and contingency                                  ---              ---                         ---

Owners' equity:
  Preferred stock - $.01 par value, authorized                20              ---               $          20
    1,000,000 shares, issued 2,000 shares
  Common stock - $.001 par value                           5,868              ---                       5,868
    Authorized - 20,000,000 shares
    Issued and outstanding - 5,867,888 shares
  Additional paid-in capital                          13,351,649              ---                  13,351,649
  Retained earnings (accumulated deficit)             (5,350,529)          58,674                  (5,291,855)
                                                 ----------------  --------------               --------------

Total owners' equity                                   8,007,008           58,674                   8,065,682

Total liabilities and owners' equity             $    10,263,595   $       60,717               $  10,324,312
                                                 ================  ==============               ==============





                           AMERICAN BINGO & GAMING CORP. AND LUCKY 4, INC.
                      UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 1997


                                                 - Historical -           Pro-Forma
                                        American Bingo   Lucky 4, Inc.   Adjustments   Consolidated
                                        ---------------  --------------  ------------  -------------
Revenues:
--------------------------------------
  Rental                                $     1,950,205             ---                $   1,950,205
  Gaming, concession and other                3,853,000  $    1,261,419                    5,114,419
                                        ---------------  --------------                -------------

Total Revenues                                5,803,205       1,261,419                    7,064,624


Costs and expenses:
--------------------------------------
  Rent and supplies                           1,380,382             ---                    1,380,382
  General and administrative expenses         1,373,215         486,406                    1,859,621
  Depreciation and amortization                 309,979           1,791                      311,770
  Other operating costs                       1,185,741         572,224                    1,757,965
                                        ---------------  --------------                -------------

Total Costs and Expenses                      4,249,317       1,060,421                    5,309,738

Operating income                              1,553,888         200,998                    1,754,886


Other income (expense):
--------------------------------------
  Interest / Other income                       124,537           6,347                      130,884
                                        ---------------  --------------                -------------

Total other income (expense)                    124,537           6,347                      130,884


Income before taxes                           1,678,425         207,345                    1,885,770

Provision for income taxes                       19,587             ---    64,115 (a)         83,702
                                        ---------------  --------------  ------------  -------------

Net Income                              $     1,658,838  $      207,345      (64,115)  $   1,802,068
                                        ===============  ==============  ============  =============


Net income per share - primary          $           .33                                $         .33
                                        ===============                                =============

Net income per share - fully diluted    $           .30                                $         .31
                                        ===============                                =============


Weighted average shares outstanding           5,103,534                                    5,389,534

Weighted average shares outstanding-          5,448,905                                    5,734,905
    assuming full dilution


(a)  Includes  $64,115  for  pro-forma  taxes on Lucky 4 net income for first nine months of 1997 at statutory  rates.




                           AMERICAN BINGO & GAMING CORP. AND LUCKY 4, INC.
                     UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              FOR THE YEAR ENDED DECEMBER 31, 1996



                                  - Historical -      Pro-Forma
                                  American Bingo    Lucky 4, Inc.   Adjustments    Consolidated
                                 ----------------  ---------------  ------------  --------------
Revenues:
-------------------------------
  Rental                         $     2,062,737              ---                 $   2,062,737
  Gaming, concession and other         2,846,219          693,496                     3,539,715
                                 ----------------  ---------------                --------------

Total Revenues                         4,908,956          693,496                     5,602,452


Costs and expenses:
-------------------------------
  Rent and supplies                      903,225              ---                       903,225
  General and administrative           1,530,849          266,415                     1,797,264
  Depreciation and amortization          487,073            4,561                       491,634
  Other operating costs                1,401,715          407,113                     1,808,828
                                 ----------------  ---------------                --------------

Total Costs and Expenses               4,322,862          678,089                     5,000,951

Operating income                         586,094           15,407                       601,501

Other income (expense):
-------------------------------
  Interest / Other expense               (25,931)          (2,635)                      (28,566)
  Interest / Other income                428,142               75                       428,217
                                 ----------------  ---------------                --------------

Total other income                       402,211           (2,560)                      399,651

Income before taxes                      988,305           12,847                     1,001,152

Provision for income taxes                   ---              ---      1,927 (a)          1,927
                                 ----------------  ---------------  ------------  --------------


Net Income                       $       988,305   $       12,847        (1,927)  $     999,225
                                 ================  ===============  ============  ==============


Net income (loss) per share      $           .20                                  $         .19
                                 ================                                 ==============


Weighted average number
of shares outstanding                  4,967,706                                      5,253,706



(a)  Includes  $1,927  for  pro-forma  taxes  on Lucky 4 net income for 1996 at statutory rates.